UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         March 23, 2016

USA TRUCK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-35740	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2016, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the "Board") of USA Truck, Inc. (the "Company"), the Board appointed Susan Chambers as a Class I Director with a term expiring at the Company's 2017 Annual Meeting of Stockholders. Mrs. Chambers brings to the Company senior leadership experience in human resources, technology, supply chain, and risk management. Mrs. Chambers served as the Chief Human Resource Officer for Wal-Mart Stores, Inc. from 2006 to her retirement in July 2015.  Prior to 2006, Mrs. Chambers served in various positions at Wal-Mart Stores, Inc. since 1999, including Vice President of Application Development – Merchandising and Supply Chain Systems and Senior Vice President of Risk Management, Retirement and Benefits. Mrs. Chambers currently holds board seats with the Arkansas State Board of Education, William Jewell Board of Trustees (Vice Chair), and Economics Arkansas.  Since July 2015, Mrs. Chambers has served as principal of Chambers Consulting LLC. There is no arrangement or understanding between Mrs. Chambers and any other person pursuant to which Mrs. Chambers was appointed as a director of the Company. There are no transactions involving Mrs. Chambers requiring disclosure under Item 404(a) of Regulation S-K.

On March 23, 2016, Mr. James D. Simpson, III tendered his notice of retirement from the Board, to be effective immediately following the Board and Board committee meetings held in connection with the Company's 2016 annual meeting of stockholders. Mr. Simpson's decision to retire from the Board does not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices. The Company has greatly appreciated Mr. Simpson's years of dedicated and valuable service to the Board and wishes him the best in all of his future endeavors. Upon the effectiveness of Mr. Simpson's retirement, there will be eight non-management directors on a nine member Board.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

99.1           Press release issued by the Company on March 23, 2016.

The information contained in Item 9.01 of this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Item 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the language under the heading "Cautionary Statement Concerning Forward-Looking Statements" at the end of the attached press release and various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	March 29, 2016	/s/ Michael K. Borrows
Michael K. Borrows
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press release issued by the Company on March 23, 2016.